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        STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

              Supplement to Nov. 20, 1998 Prospectus



     Effective April 23, 1999, Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111, is the distributor of the shares of Stein Roe Institutional Floating Rate Income Fund. Liberty Funds Distributor, Inc., is a subsidiary of Liberty Financial Companies, Inc.

              This Supplement is Dated April 23, 1999